SunAmerica Income Funds

Supplement to the Prospectus dated November 16, 2001


Effective January 1, 2002, AIG Global Investment Corp. ("AIGGIC"), an affiliate of American General Investment Management, L.P. ("AGIM"), will take on all duties of AGIM as part of an internal reorganization. Accordingly, AIGGIC will replace AGIM as Subadviser to the SunAmerica Core Bond Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and the SunAmerica Tax Exempt Insured Fund. This reorganization does not materially affect the investment management of the Funds. Accordingly, all references to "AGIM" are to be replaced with "AIGGIC."

Under the section entitled "Fund Management"- on page 28 of the Prospectus, the third full paragraph under the subtitle "Adviser" should be replaced in its entirety with the following:

AIG Global Investment Corp. ("AIGGIC"), Subadviser to the SunAmerica Core Bond Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and the SunAmerica Tax Exempt Insured Fund, is located at 175 Water Street, New York, NY 10038, and is responsible for the investment decisions for the Funds. AIGGIC is an affiliate of SunAmerica. As of September 30, 2001, AIGGIC and its affiliated companies had approximately $303.2 billion under management. SunAmerica, and not the Funds, compensates AIGGIC for its services.